EXHIBIT 10(v)

BUSINESS ASSOCIATE AMENDMENT

     This Amendment is made to the AARP Health Insurance Agreement (“Agreement”) between United HealthCare Insurance Company (“United”), AARP, AARP Services, Inc. and the Trustees of the AARP Insurance Plan, as amended and assigned (“Agreement”), for the purpose of outlining requirements relating to services provided by AARP Services, Inc. (“Business Associate”) on behalf of United. This Amendment shall apply only to the extent that in the performance of the Agreement, Business Associate, or any of its employees, Business Associates or agents, may obtain access to Protected Health Information or Personal Information, as defined below. The terms and conditions of this Amendment required by HIPAA and/or GLB are effective as of the compliance date applicable to United, or this Agreement, under HIPAA and/or GLB, respectively.

1.	The Agreement is hereby amended by the addition of the following section:

Section 7.8. Protected Health and Personal Information

1. Business Associate understands and acknowledges that it may receive from or create or receive on behalf of United Protected Health Information, as defined under the privacy regulations issued pursuant to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), and/or nonpublic personal information, as defined under the Gramm-Leach-Bliley Act and implementing regulations (“GLB”), during the performance of its obligations under this Agreement. The provisions of this Agreement do not apply to (i) information provided to or created by AARP Services, Inc. and/or AARP prior to the effective date of GLB, or (ii) information provided to or created by AARP Services, Inc. and/or AARP before the HIPAA effective date concerning individuals who had received the United GLB Privacy Notice but did not exercise their rights to “opt out” from information sharing.

2. Except as otherwise specified herein, Business Associate may use or disclosure Protected Health Information received from or created or received on behalf of United (“PHI”) and nonpublic personal information received from or created or received on behalf of United (“Personal Information”) to perform functions, activities, or services for, or on behalf of, United as specified in this Agreement and Exhibit A (or as otherwise agreed by the parties), provided that such use or disclosure would not violate the HIPAA privacy regulations, GLB or other federal or state privacy laws applicable to United, if done by United.

3. With regard to its use and/or disclosure of PHI or Personal Information, Business Associate hereby agrees and represents and warrants to United that Business Associate shall:

(a)	not use or further disclose any PHI or Personal Information other than as permitted by this Agreement or required by law.

(b)	at all times maintain and use appropriate safeguards to prevent uses or disclosures of any PHI or Personal Information other than as permitted by this Agreement or required by law;

(c)	ensure that any subBusiness Associate or agent to whom it provides any PHI or Personal Information agrees in writing to the same conditions and restrictions that apply to Business Associate with regard to the PHI or Personal Information, including, without limitation, all of the requirements of this Section.

4. With regard to its use and/or disclosure of PHI, Business Associate hereby agrees and represents and warrants to United that Business Associate shall:

(a)	report promptly to United any use or disclosure of any PHI of which it becomes aware that is not permitted by this Agreement;

(b)	mitigate, to the extent practicable, any harmful effect that is known to Business Associate of a use or disclosure of PHI by Business Associate in violation of the requirements of this Agreement; in the time and manner designated by United, make available PHI in a Designated Record Set, to United, or as directed by United, to an individual, in order for United to respond to individuals’ requests for access to information about them in accordance with the HIPAA privacy regulation;

(c)	in the time and manner designated by United, make any amendments or corrections to the PHI in a Designated Record Set that United directs in accordance with the HIPAA privacy regulation;

(d)	in the time and manner designated by United, document such disclosures of PHI and information related to such disclosures as would be required for United to respond to a request by an individual for an accounting of disclosures of PHI in accordance with the HIPAA privacy regulations;

(e)	in the time and manner designated by United, make available to United, or as directed by United, to an individual, the information documented in accordance with subsection (d) above, to permit United to respond

BA Amendment (United is CE)

to a request by an individual for an accounting of disclosures, in accordance with the HIPAA privacy regulations;

(f)	in the time and manner designated by United or the Secretary of HHS, make its internal practices, books and records relating to the use and disclosure of PHI available to the United and to the Secretary of HHS for purposes of determining United’s compliance with the HIPAA privacy regulations.

5. Each term and condition of this section required by HIPAA and/or GLB shall be effective on the compliance date applicable to United, or this Agreement, under the HIPAA privacy regulation and/or GLB, respectively.

6. Business Associate agrees that this Agreement may be terminated by United in accordance with the written notice, breach and cure provisions in the Agreement in the event that United determines that Business Associate has violated any material term of this section.

7. Upon the termination of this Agreement for any reason, Business Associate shall return to United or destroy all PHI and/or Personal Information, and retain no copies in any form whatsoever. This provision shall apply to PHI and/or Personal Information that is in the possession of subBusiness Associates, vendors or agents of Business Associate.

8. Unless otherwise specified in this Agreement, all capitalized terms in this section not otherwise defined have the meaning established for purposes of Title 45 parts 160 and 164 of the United States Code of Federal Regulations, as amended from time to time.

9. The Parties agree to take such action as is necessary to amend this Agreement from time to time as is necessary for United to comply with the requirements of HIPAA, the HIPAA privacy regulations, GLB and other federal and state privacy and consumer rights laws and regulations applicable to United. Business Associate agrees to cooperate with and assist United in order for United to meet its obligations under applicable privacy laws and regulations.

10. This section shall survive any termination of this Agreement.

11. The terms and conditions of this section required by HIPAA shall be construed in light of any applicable interpretation of and/or guidance on the HIPAA privacy regulation issued by HHS from time to time. Any ambiguity in this section shall be resolved in favor of a meaning that permits United to comply with applicable laws and regulations.

2.	All other provisions of the Agreement shall remain in full force and effect.

United HealthCare Insurance Company		AARP Services, Inc.

Signature	/s/ DAVID P. INGRAHAM	Signature	/s/ DAWN M. SWEENEY

Title	SVP	Title	President

Date	4/11/03	Date	4-11-03

BA Amendment (United is CE)

EXHIBIT A
BUSINESS ASSOCIATE AMENDMENT

Function	Process	Frequency	Required Data

Royalty Verification	Verify member premium and provider royalty payments	Monthly	Individual member names, demographic contact information, specific product participation, enrollment/term dates, premium amounts by product, any and all Insurance Trust activity related information

Customer Service	Respond to member requests for issue or dispute resolution, maintain ombudsmen services to help resolve claims, disputes and other issues with service providers, responding to complaint correspondence regarding the service providers	Daily	Individual member names, specific product participation, enrollment/term dates, premium amounts by product, member age, Medicare status, demographic contact information, claim payment history and status, reasons for claim denial, explanations for benefit authorization, benefit amounts, premium/EFT billing, account status, prescription purchase and pricing information, status of prescription orders, prescription billing information, status of accounts, copies of scripts as requested to verify incorrect orders.

Quality Assurance	Create and monitor performance and service standards for HCO, monitor providers for compliance with agreed upon standards, develop and complete ASI member satisfaction surveys. Review/approve strategic operating and marketing plans, review and approve all marketing and website copy. Audit and inspect management reports, complaints, finances and statistical data of providers, perform internal audits of providers, review product development, budgets and pricing by the providers, and provide general quality control under the Agreement	Monthly	Claims inventory, claims received, claims processed, claims pended, days to complete claim processing, enrollment inventory, enrollments received, enrollments processed by product, numbers of members transferred to UHC for claim issue resolution, timeliness of answering and responding to these calls and member inquiries, numbers of pieces of correspondence received, percent of correspondence resolved in 5 business days, percent resolved in 10 business days, related outstanding issues; numbers of underwriting appeals, percent resolved in 10 days and related outstanding issues, all customer satisfaction surveys and results from each survey, all marketing plans, operating plans, marketing copy, strategic plans, financial reports and statistical data, product development, budgets and pricing information, new product planning and any other related information.

EIGHTH AMENDMENT TO THE AARP HEALTH INSURANCE AGREEMENT

     This Eighth Amendment to the AARP Health Insurance Agreement (this “Amendment”), effective as of July 24, 2003 (the “Effective Date”), is made by and between AARP Services, Inc., a Delaware corporation (“ASI”) and United HealthCare Insurance Company, a Connecticut corporation (“United”). The parties hereto shall collectively be referred to as the “Parties”.

RECITALS

     WHEREAS, the AARP, the Trustees of the AARP Insurance Plan, and United are parties to a certain AARP Health Insurance Agreement dated as of February 26, 1997 (the “Original Agreement”).

     WHEREAS, by subsequent amendment and assignment on December 28, 1999, AARP, AARP Trust and United agreed to the assignment to and assumption by ASI of certain rights and obligations (the “Third Amendment”) and, further, United, AARP and AARP Trust executed a Royalty Agreement dated December 28, 1999 granting United a license to the AARP Marks defined therein and the amended and assigned agreement was made a part thereof.

     WHEREAS, in addition to the Third Amendment, six other amendments have been made to the Original Agreement (collectively, the “Agreement”).

     WHEREAS, pursuant to Subsection 6.4.5, the funds in the SHIP Portfolio have been invested in accordance with a written investment strategy (“AARP Investment Policy”).

     WHEREAS, the Parties desire to improve SHIP Portfolio performance through a modification in risk tolerance and the elimination of the December 31, 2007 maturity date constraint.

     WHEREAS, pursuant to Subsection 6.4.5, United has proposed revisions to the AARP Investment Policy that have been approved by AARP Trust and memorialized in a letter from United to ASI dated July 24, 2003.

     WHEREAS, elimination of the December 31, 2007 maturity date constraint necessitates a modification to the Agreement to effectuate this change and mitigate United’s resulting risk of loss at the maturity date.

                  NOW, THEREFORE, the Parties agree as follows:

1.	Subsection 6.4.7 of the Agreement is amended by deleting the subsection in its entirety and replacing it with the following:

6.4.7. Investment Performance; Ownership. United does not guarantee the preservation of the principal amount of the assets comprising the SHIP Portfolio, and does not guarantee the achievement of any specific rate of return on the assets comprising the SHIP Portfolio. United shall not impose any investment liquidation charge in connection with the scheduled termination of this Agreement, except as permitted under Section 10.4.3.8 hereof. The SHIP Portfolio shall not constitute an asset of AARP or AARP Trust, nor shall AARP or AARP Trust have any interest in the income derived therefrom.

2.	Subsection 10.4.3 of the Agreement is amended by the addition of new subparagraph 10.4.3.8, to read as follows:

10.4.3.8. Investments Maturing Beyond Termination Date. The investment strategy described in Subsection 6.4.5 hereof, as approved by AARP Trust, permits the SHIP Portfolio (as defined in Subsection 6.4.1 hereof) to include investments that may have part or all of their principal amount outstanding after the termination date set forth in Section 10.1 of this Agreement. In this event, if this Agreement terminates on the date set forth in Section 10.1:

(a) any transfers made pursuant to Subsection 10.4.3 shall be adjusted for the Portfolio Capital Gain/Loss in the manner described in Subparagraph 10.4.3.4 (including but not limited to the provision of Subparagraph 10.4.3.4 that permits AARP to require an alternative method of transfer) and

(b) the determination of the required RSF Balance pursuant to Subparagraph 10.4.3.7 shall be made prior to the adjustment for the Portfolio Capital Gain/Loss, and this adjustment may serve to decrease the transferred RSF Balance below the minimum level prescribed by Subparagraph 10.4.3.7.

3.	Except as amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the Parties have executed this Eighth Amendment as of the date and year first above written.

/s/ DAWN M. SWEENEY	/s/ DAVID P. INGRAHAM

AARP Services, Inc.	United HealthCare Insurance
Company

NINTH AMENDMENT TO THE AARP HEALTH INSURANCE AGREEMENT:
50-64 PLAN

     This Ninth Amendment to the AARP Health Insurance Agreement (“Ninth Amendment” or “Amendment”), effective as of October 1, 2003 (the “Effective Date”), is made by and between AARP Services, Inc., a Delaware corporation (“ASI”) and United HealthCare Insurance Company, a Connecticut corporation (“United”). The parties hereto shall collectively be referred to as the “Parties”.

RECITALS

     WHEREAS, AARP, the Trustees of the AARP Insurance Plan (“Trustees”), and United are parties to a certain AARP Health Insurance Agreement dated as of February 26, 1997 (the “Original Agreement”).

     WHEREAS, by subsequent amendment and assignment on December 28, 1999, AARP, AARP Trust and United agreed to the assignment to and assumption by ASI of certain rights and obligations (the “Third Amendment”).

     WHEREAS, various other amendments have been made to the Original Agreement (collectively, the “Agreement”).

     WHEREAS, pursuant to subsections 3.2.3 and 3.2.4 of the Agreement, the Parties agreed to undertake product development activities with respect to additional products and services to enhance the value of the SHIP to AARP members and differentiate the SHIP from other insurance programs.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     WHEREAS, the Parties have worked together to design a program offering comprehensive insurance products for AARP members age 50 to 64 (“50-64 Plan”, as defined below).

     WHEREAS, the Trustees have approved the 50-64 Plan and authorized the Parties to implement it on a pilot basis, with a review to occur during the Pilot Period, as defined below, to determine whether the 50-64 Plan will be offered beyond the Pilot Period.

     WHEREAS, subsection 3.2.4 of the Agreement requires the terms and conditions associated with the offering of any new products to be documented in amendments or exhibits to the Agreement.

     NOW, THEREFORE, the Parties agree as follows:

A.	Article 2 of the Agreement is amended by amending sections 2.56, 2.86, 2.118 and 2.123 to read as follows:

“2.56. Policy Year means January 1 through December 31 inclusive. For the 50-64 Plan, the first Policy Year is calendar year 2004. Any 50-64 Plan sales effective as of the end of 2003 and their experience will be included as part of the 2004 Policy Year.”

“2.86. SHIP Plan means any health insurance plan, including any Medicare Select plan and any 50-64 Plan, underwritten by United pursuant to this Agreement, including without limitation any such plan described by any master group insurance policy issued to AARP Trust by United (or its affiliates) and insured or reinsured by United (or its affiliates) at any time during the term of this Agreement.”

“2.118. Network Provider means any health care provider in the United network that has agreed to participate in (a) a Medicare Select plan made available under the SHIP, other than a Network Pharmacy, Network Pharmaceutical Manufacturer, or Network Pharmacy Benefit Manager or (b) the 50-64 Plan.”

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“2.123. SHIP Pharmacy Plan means a Medicare Supplement, pre-standardized Medicare Supplement or Medicare Select policy or certificate, or a 50-64 Plan, offered under the SHIP which provides an outpatient prescription drug benefit.”

B.	Article 2 of the Agreement is further amended by the addition of the following sections 2.129 through 2.134:

“2.129. 50-64 Member Contributions for a Policy Year means the sum of the monthly amounts earned for that Policy Year from each insured enrolled in the 50-64 Plan during that Policy Year.

2.130. 50-64 Plan means the preferred provider organization (PPO) insurance products, initially consisting of comprehensive PPO and catastrophic PPO products, that have been developed for AARP members age 50 to 64. These products include the use of Network Providers and coverage for services received from out-of-network providers. These products are further described in Exhibit 2.130, which exhibit may be modified from time to time in writing upon mutual agreement.

2.131. 50-64 Subfund has the meaning set forth in Section 8.2.1 hereof.

2.132. 50-64 Target Benefit Ratio means the quotient obtained by dividing the target Incurred Claims for the 50-64 Plan by the target 50-64 Member Contributions for a Policy Year.

2.133. Marketing Expenses includes those expenses incurred directly for marketing such as postage, advertising, creative development, production, printing, agency fees, model and segmentation development, and campaign implementation costs, exclusive of corporate overhead charges.

2.134. Pilot Period means January 1, 2004 until June 30, 2005. The Pilot Period may be changed upon mutual written agreement. Any 50-64 Plan sales effective as of the end of 2003 and their experience will be included as part of the Pilot Period.”

C.	Section 3.2.2 of the Agreement is amended by the addition of new subparagraph (j) to read as follows:

"(j). United shall develop and make available to AARP members the 50-64 Plan in such sites and within such timeframes as agreed to by the Parties. United shall make available a network of Network Providers and manage the Network Provider relationships for the 50-64 Plan.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Additionally, the Parties agree to the following:

(1) Pilot Period Evaluation. The Parties shall conduct a Pilot Period evaluation of the 50-64 Plan to be completed by June 30, 2005. The evaluation will measure the following criteria: (a) the underwriting acceptance rate calculated by dividing the number of accepted applications by the total number of applications received net of withdrawals, (b) the cumulative number of paid sales, (c) lapse rate, (d) 50-64 benefit ratio (loss ratio), (e) the marketing cost per paid response, and (f) such other criteria that may be mutually agreed upon. The benchmarks for conducting the evaluation of criteria (a) through (e) above are set forth in Exhibit 3.2.2(j)(1). The Parties agree that the results of this evaluation may necessitate changes to the program or necessitate the discontinuance of new 50-64 Plan sales. Any changes to the program or the decision to discontinue new 50-64 Plan sales shall be made upon mutual written agreement, except as provided in Subparagraph 3.3.7.1 below. The Parties further agree to conduct preliminary evaluations every six (6) months during the Pilot Period that measure the above criteria to the extent feasible and meaningful.

(2) Reports. United shall provide reports to ASI, at intervals and in a format and medium to be mutually agreed to by the Parties, to monitor and evaluate program performance. The types of reports and frequency of distribution to ASI are set forth in Exhibit 3.2.2(j)(1).

(3) Decisions. Except as provided in Sections 3.2.2(j)(1) and 3.3.7.1, ASI and the Trustees shall have the decision-making authority during the Pilot Period in recognition of the greater risk borne by the 50-64 Subfund. After the first twelve (12) months of the Pilot Period, the Parties shall negotiate and agree on the terms relating to decision making authority that will apply after the Pilot Period, taking into account such factors as claims risk, brand risk, marketing risk and other relevant risk factors identified by the Parties. Notwithstanding the foregoing, United shall retain decision-making authority for all activities required by law and this Agreement to be made by the insurer and claim and service administrator, such as decisions relating to claim adjudication (e.g., benefit payments and denials).

(4) Pharmacy benefit. Determination of the pharmacy benefit design for the 50-64 Plan is the responsibility of United and ASI. United shall utilize its pharmacy management programs in the administration of the pharmacy benefit for the 50-64 Plan for the Pilot Period, including its Retail Pharmacy Network, Drug List (Formulary), Pharmacy and Therapeutics Committee and Drug Utilization programs. United contracts with a pharmacy benefit management company (“PBM”) for the purpose of administering these management programs. However, subject to input by

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ASI, United retains responsibility and control of all pharmacy management program decisions. The contracted PBM shall not have the authority to implement clinical or benefit programs without United’s written consent.

(5) Performance Standards. United shall meet or exceed the performance standards and measurements set forth in Exhibit 3.2.2(j)(5) in performing its obligations relating to administration of the 50-64 Plan. Exhibit 3.2.2(j)(5) also lists penalties, in percentage terms, that will be applied in the event that United fails to meet a 50-64 Plan performance standard; such penalties are a percentage of 50-64 Member Contributions for the applicable Policy Year. In addition, United will adhere to AARP Health Care Options’ brand guidelines and creative development process, which includes 50-64 Plan marketing budget approval.”

D.	Section 3.3 of the Agreement is amended by the addition of new subparagraph 3.3.7.1 to read as follows:

“3.3.7.1. The provisions of Sections 3.3.7 and 3.3.8 shall apply with respect to the determination of 50-64 Member Contribution rates; provided however that, during the Pilot Period, United may propose revisions to 50-64 rates at appropriate times for review and approval by the Trustees. Either party may decide to cease new 50-64 Plan sales at any time.”

E.	Section 3.7 of the Agreement is amended by the addition of new subsection 3.7.1 to read as follows:

“3.7.1. The provisions of Section 3.7 shall not apply to the 50-64 Plan.”

F.	Section 6.1 of the Agreement is amended by the addition of new subsection 6.1.1 to read as follows:

“6.1.1. AARP Royalty for 50-64 Plan. AARP shall be entitled to receive a royalty for AARP’s endorsement of the 50-64 Plan and the license to use the AARP Marks in connection therewith. This royalty shall be *** of 50-64 Member Contributions initially and is subject to annual review and revision.”

G.	Section 6.2 of the Agreement is amended by the addition of new subsection 6.2.6 to read as follows:
“6.2.6. Administration Charges for 50-64 Plan Services; Expenses.

(a) United’s Administrative Services Fee for 50-64 Plan Services. United’s Administrative Services Fee for Services provided for the 50-64

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Plan shall be a specified percentage of 50-64 Member Contributions. This percentage shall be *** initially and is subject to annual review and revision upon mutual written agreement. Postage costs for activities other than marketing shall be included as a component of the Administrative Service Fee for the 50-64 Plan rather than included as Pass-Through Expenses. Marketing postage costs shall be included as part of Marketing Expenses under Subparagraph 6.2.6(c) below.

(b) Contingency Margin. Pricing for the 50-64 Plan shall include a contingency margin to cover higher than expected costs for benefits and expenses as mutually agreed by the Parties (“Contingency Margin”). The Contingency Margin shall be *** of 50-64 Member Contributions for the Pilot Period.

(c) Marketing Expenses. Pricing for the 50-64 Plan shall include provision for expected Marketing Expenses. Actual Marketing Expenses shall be charged to the 50-64 Subfund but treated like a loan and repaid with interest on a monthly basis to the 50-64 Subfund as the 50-64 Member Contributions are earned. During the first Policy Year, the repayment with interest will equal *** of 50-64 Member Contributions. For subsequent Policy Years, the provision in pricing for new Marketing Expenses and the percentage of actual 50-64 Member Contributions that is applied to repay the 50-64 Subfund with interest for Marketing Expenses shall be subject to review and approval by the Trustees.

(d) Charges for Claims and Marketing Risks. The 50-64 Subfund shall receive *** of the 50-64 Member Contributions for claims risk and *** of the 50-64 Member Contributions for marketing risk associated with the 50-64 Plan.

(e) Tax-Timing Expenses, premium tax, AARP royalty, United compensation, Contingency Margin, Marketing Expenses and investment income for the 50-64 Plan shall be paid through a retrospective experience rating charge (as described in Section 8.3 hereof). Attached as Exhibit 6.2.6(e) is a pro forma expense summary for the 50-64 Plan which itemizes the expected expenses (on a present value basis) as of the Effective Date.”

H.	Section 6.3 of the Agreement is amended by the addition of new subsection 6.3.4 to read as follows:

“6.3.4. United’s Risk and Profit Charges for 50-64 Plan. The Parties agree that the first paragraph of Section 6.3 and Subsections 6.3.1 and 6.3.2 shall not apply to the 50-64 Plan. Instead, United’s risk and profit compensation for assuming the risk associated with the 50-64 Plan shall

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

be the sum of the following components:

(a) Base risk and profit charge: *** of 50-64 Member Contributions;

(b) United charge for claims risk: *** of 50-64 Member Contributions; and

(c) Risk sharing of benefit losses and gains: as set forth in Section 6.12.”

I.	Article 6 of the Agreement is amended by the addition of the following new section 6.12 to read as follows:

“6.12. Risk Sharing of Benefit Losses and Gains for the 50-64 Plan.

6.12.1. 50-64 Target Benefit Ratio. Initially, the 50-64 Target Benefit Ratio shall be *** of 50-64 Member Contributions and is illustrated in Exhibit 6.2.6(e). During the Pilot Period, United will recommend appropriate changes to the 50-64 Target Benefit Ratio for the next Policy Year for ASI and Trustee approval.

6.12.2. Stop-Loss Arrangement; Loss Corridor Limit. United shall reimburse the 50-64 Subfund for 50-64 Plan benefit costs above the Loss Corridor Limit in any Policy Year in which the Loss Corridor Limit is exceeded. The Loss Corridor Limit refers to actual 50-64 Plan benefit costs above the 50-64 Target Benefit Ratio in a Policy Year, expressed as a percentage as set forth below:

(a) First Policy Year – The Loss Corridor Limit is actual 50-64 Plan benefit costs that are *** above the 50-64 Target Benefit Ratio;

(b) Second Policy Year – The Loss Corridor Limit is actual 50-64 Plan benefit costs that are *** above the 50-64 Target Benefit Ratio; and

(c) Third and Subsequent Policy Years – The Loss Corridor Limit is actual 50-64 Plan benefit costs that are *** above the 50-64 Target Benefit Ratio in the applicable Policy Year.

6.12.3. Sharing of Benefit Gains; Gains Corridor Limit. United shall receive gain-sharing compensation from the 50-64 Subfund for 50-64 Plan benefit costs below the Gains Corridor Limit in any Policy Year. The Gains Corridor Limit refers to actual 50-64 Plan benefit costs below the 50-64 Target Benefit Ratio in a Policy Year, expressed as a percentage as set forth below:

(a) First Policy Year – The Gains Corridor Limit is actual 50-64 Plan benefit costs that are *** below the 50-64 Target Benefit Ratio;

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(b) Second Policy Year – The Gains Corridor Limit is actual 50-64 Plan benefit costs that are *** below the 50-64 Target Benefit Ratio; and

(c) Third and Subsequent Policy Years – The Gains Corridor Limit is actual 50-64 Plan benefit costs that are *** below the 50-64 Target Benefit Ratio in the applicable Policy Year.

6.12.4. Attached as Exhibit 6.12.4 is a document that illustrates how risk sharing of benefit losses and gains will occur as described in this Section 6.12.”

J.	Section 8.2 of the Agreement is amended by the addition of the following new subsection 8.2.1 to read as follows:

“8.2.1. 50-64 Subfund. As of the Effective Date of this Ninth Amendment, the 50-64 Subfund (“50-64 Subfund” or “50-64 SF”) shall consist of a *** initial allocation of funds in the RSF. The 50-64 Subfund shall increase or decrease over time based on the financial performance of the 50-64 Plan.”

K.	The parties shall negotiate in good faith twelve months prior to expiration of the Pilot Period to reach agreement on new terms or a new agreement to be effective upon completion of the Pilot Period, if the parties decide to offer the 50-64 Plan beyond the Pilot Period.

       IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date and year first above written.

/s/ DAWN M. SWEENEY	/s/ DAVID P. INGRAHAM

AARP Services, Inc.	United HealthCare Insurance
Company

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT 2.130

50-64 PLAN DESCRIPTION

Background

The 50-64 Plan has been designed to bring to the market for AARP Members a program tailored to the needs of the 50-64 population,1 specifically in the areas of broad coverage, innovative intervention-oriented care and disease management and affordability relative to the level of benefit coverage.

Initially, two PPO products (one comprehensive and one catastrophic) designed to address the diverse needs of the target population will be offered. In the first phase, these products will be available in a select number of pilot states, with plans to expand to additional markets.

Comprehensive PPO Product

This product provides the insured member with benefits both in and out of network within agreed price points while maintaining an appropriate level of cost sharing to promote responsible usage of the services. Expenses for the insured member and the program are reduced when services are rendered through a Network Provider. In-network benefits are richer in order to encourage the insured member to use a Network Provider. The overall quality of care is enhanced through United’s Care Coordination program which is available in and out of network. In-network benefits have caps on the amount the member will share in the cost of health care while out-of-network utilization has no caps on the member’s out-of-pocket expenditures. The benefit design for this product is further described below.

Catastrophic PPO Product

This product is designed to provide benefits for the high cost items that create the biggest burden for members. It focuses on hospital and surgical benefits as well as catastrophic illnesses. This product lowers premium costs by eliminating benefits for lower-cost services. Therefore, unlike the comprehensive product, this product does not provide coverage for preventive care, physician’s office visits, behavioral health, most forms of diagnostic testing, and other services listed below in the chart. This product provides

1 Although the 50-64 Plan is designed for the 50-64 AARP membership, spouses of AARP members, including spouses under the age of 50, are also eligible to participate. Additionally, state and federal laws may require coverage to be continued for insured members once they turn 65; the 50-64 Plans will conform to all applicable state and federal requirements.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

benefits for services that are potentially more catastrophic to the insured member financially, such as inpatient hospital stays and expensive surgical procedures. The benefit design for this product is further described below.

Value-added Services

The following services shall be provided to members who participate in the 50-64 Plan:

•	AARP Nurse HealthLine – This service provides toll-free 24 hour, 365-day access to registered nurses who provide health information, discuss treatment options, and guide individuals to an appropriate level of care. AARP Nurse HealthLine gives individuals information that helps them make educated decisions about their personal health and use of medical resources.
•	Web-based tools – Access to myuhc.com and online pharmacy web site. To help members find prescription drug information, the Online Pharmacy provides information on safe drug use, email prescription reminders, drug cost comparisons across retail and mail order channels, and other information. The following references on myuhc.com shall be suppressed:
(1) The reference to alternative medicine discounted providers shall be suppressed by removing United Naturally from the Alternative and Complementary medicine section of myuhc.com under health topics and tools; and
(2) The reference to OTC shall be suppressed by removing Family meds from the OTC/Other products section of myuhc.com under prescriptions.
•	Care Management – This service provides care management services to members at risk or affected by chronic health conditions. Care coordination offers proactive programs to help individuals manage their condition or disease and improve their health status. Community partners offer services to high-risk members.
•	Transplant Benefit Management and Cancer Benefit Management – This service provides individuals with case management support to assist with counseling, physician interaction and referrals to credentialed transplant or cancer resources.
•	Behavioral Health Management – This feature provides access to mental health and substance abuse programs to help people live and work well. A network of professionals is available for direct access to the most appropriate care.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

50-64 Plan Design

	Comprehensive Plan		Catastrophic Plan
Core Plan Design	In Network	Out-of-Network	In Network	Out-of-Network
Annual Deductible	$1,000	$2,000	$2,000	$3,000

Annual out-of-pocket	$2,500 combined, then 100%	$2,500 combined, then 80%	$2,500 combined, then 100%	$2,500 combined, then 80%
Maximum (Coinsurance
only)

Lifetime Maximum	$5 Million		$5 Million

Benefits

Inpatient Hospital			80% after	60% after deductible
Outpatient Surgery			deductible

Office Visit			Not Covered
Primary or Specialist
	80% after deductible	60% after deductible

Preventive Care

Radiology and Lab			80% after
			deductible	60% after deductible
			(Outpatient surgery	(Outpatient surgery or
			or Inpatient only)	Inpatient only)

Prescription
Generic	$10 Copay/	50% of Network	$10 Copay after	50% after $5K
	(Unlimited)	Amount	$5K deductible	deductible
		(Unlimited)	(Unlimited)	(Unlimited)

Brand	50% Coinsurance		50% after $5K	50% after $5K
	(Unlimited)	50% of Network	deductible	deductible
		Amount	(Unlimited)	(Unlimited)
(Unlimited)

Behavioral Health/
Substance Abuse	80% after deductible	60% after deductible	Not Covered

Emergency Care	80% after deductible	80% after deductible	80% after	Same as network
		(in network	deductible	(in network deductible)
deductible)

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.	11

	Comprehensive Plan		Catastrophic Plan
Core Plan Design	In Network	Out-of-Network	In Network	Out-of-Network
Skilled Nursing Facility / Inpatient Rehabilitation	80% after deductible (60 days combined	60% after deductible (60 days combined	80% after deductible (60 days combined	60% after deductible (60 days combined
Facility Service	calendar year max)	calendar year max)	calendar year max)	calendar year max)

Durable Medical	80% after deductible	60% after deductible	80% after	60% after deductible
Equipment	$2,500 combined	$2,500 combined	deductible	$2,500 combined
	calendar year max	calendar year max	$2,500 combined	calendar year max only
			calendar year max	for Covered Health
			only for Covered	Services ordered at time
			Health Services	of treatment in hospital
ordered at time of
treatment in
hospital

Home Health	80% after deductible	60% after deductible
	(60 visit combined max)	(60 visit combined	Not Covered
max)

IV Therapy	80% after deductible	60% after deductible	80% after	60% after deductible
			deductible	(Covered Health
			(Covered Health	Service)
Service)

Ambulance –	80% after deductible	Same as network	80% after deductible	Same as network
Emergency Only

Dental Services –	80% after deductible	Same as network	80% after	Same as network
Accident Only			deductible

Hospice	80% after deductible	60% after deductible	80% after	60% after deductible
	360 day max		deductible
360 day max

Prosthetic Devices	80% after deductible/5k	60% after	80% after	60% after deductible/5k
	combined calendar year	deductible/5k	deductible/5k	combined calendar year
	max	combined calendar	combined calendar	max
		year max	year max

Reconstructive	80% after deductible	60% after deductible	80% after deductible	60% after deductible
Procedures
(non-cosmetic)

Rehabilitation Services	80% after deductible; 20	60% after deductible;	Not Covered
	visits of each PT, OT, ST	20 visits each of PT,
	allowed Cardiac Rehab – 36	OT, ST allowed Cardiac Rehab – 36
	visits; no chiropractic	visits; no chiropractic

Transplantation	80% after deductible	Non-network not	80% after	Non-network not
		available (unless	deductible	available (unless
Services		mandated by state)		mandated by state)

Urgent Care Services	80% after deductible	60% after deductible	Not Covered

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.	12

	Comprehensive Plan		Catastrophic Plan
Core Plan Design	In Network	Out-of-Network	In Network	Out-of-Network
Health & Well Being
Services
- Behavioral Health	Yes		No
Mgmt
- NurseLine	Yes		Yes
- Care Management	Yes		Yes
- Transplant &	Yes		Yes
Cancer Benefit
Management

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.	13

EXHIBIT 3.2.2(j)(1)

PILOT EVALUATION BENCHMARKS

Criteria	0 – 6 Months	7 – 12 Months	13 – 18 Months	Evaluation	Comments

Cumulative Sales	***	***	***	Evaluate by pilot market segment	• Pilot product in approved states where deemed competitive

Cost Per Paid Response	***	***	***	Evaluate by Pilot Market state - Establish target by market state - Actual marketing expenditures by state
• Higher cost per paid response is tied to lower sales

• Target varies based on average level of premium collected for each new sale. Factors influencing this are:

    • Plan Mix between comprehensive and catastrophic

    • Average duration of business

    • Average age of new sales

50-64 Incurred Benefit Ratio	***	***	***	Evaluate by: • Pilot market segment • Calendar duration	• 50-64 Target Benefit Ratio is *** including active life reserves. • Target will vary by state due to state specific premium tax. • Review by ratio and time period

Lapse Rates	***	***	***	Evaluate: • Average length of policy • Average policy

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Criteria	0 – 6 Months	7 – 12 Months	13 – 18 Months	Evaluation	Comments

	***	***	***	duration by issue year, service area, and in aggregate • Number lapsing prior to a rate change • Track terminations monthly • Track Free Looks • Conduct a lapser report at quarterly intervals	An abbreviated lapser report will be done at each time interval, with a full report after 12 months

Underwriting (Distribution of Applicants)	• Level 1: *** • Level 2: *** • Level 3: *** • Denied: ***	Level 1: *** Level 2: *** Level 3: *** Denied: ***	Level 1: *** Level 2: *** Level 3: *** Denied: ***	Evaluate level distributions quarterly by:

• Age category

• Pilot market & age

Cumulatively over the time periods

Evaluate by each product (comprehensive and catastrophic) and the total (both products combined).
• The distribution will be impacted by the level of “self underwriting” by the applicants (i.e., if applicants know they will not pass underwriting, they will not apply).

• The key goal for the underwriting is to increase accessibility while protecting the program

50-64 Subfund (SF) Impact				Track the following items across each quarter (3 month time period): • Beginning and ending period SF balances • Member contributions received • Marketing dollars spent

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

15

Criteria	0 – 6 Months	7 – 12 Months	13 – 18 Months	Evaluation	Comments

• Repayment of Marketing Expenses

• Claim experience

• Any risk sharing of benefit gains/losses

• Contingencies (*** contingency margin was included in the premium as a cushion for claims and expenses. For the Pilot Period, this will be paid to the SF.)

• Claims Risk Provision (*** of premium that will be paid to the SF for taking claims risk)

• Marketing Risk Provision (*** of premium that will be paid to the SF for taking marketing risk)

• Other expenses (includes administration, premium tax, royalty, risk/profit, investment income)

Note: Except for the 50-64 Subfund Impact, information will be tracked and reported separately for each product (comprehensive and catastrophic) and in total (both products combined).

Report Chart

Report	Monthly	Quarterly	Semiannually	Annually	End of Pilot

Enrollment & Underwriting Statistics	X	X	X	X	X
Cumulative Sales	X	X	X	X	X
Active Insureds	X	X	X	X	X
Cost Per Paid Response		X	X	X	X
Lapser Report		X	X	X	X

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Report	Monthly	Quarterly	Semiannually	Annually	End of Pilot

Incurred Benefit Ratio		X	X	X	X
50-64 Subfund Report		X	X	X	X

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT 3.2.2(j)(5)

		Penalty (Percent of
	50-64 Plan	50-64 Plan
Functions/Services	Service Standard	Contributions)
Claim Member Services Functions
Speed to Answer Calls
■ within 20 seconds	80%	***
Call Resolution
■ within first day	75%	***
■ within 72 hours	98%	***
Correspondence
■ within 5 business days	90%	***
■ within 10 business days	98%	***
Underwriting and Issue Functions
Appeals
■ within 10 business days	98%	***
Claims Processing Functions
Claim Turnaround Time
■ within 10 business days	95%	***
Payment Accuracy	95%	***
Enrollments
Enrollment Turnaround Time
■ within 10 business days	90%	***
Enrollment Accuracy	97.5%	***
Billing and Collections
Payment Application Turnaround
■ within 3 business days	95%	***
Payment Application Accuracy	98%	***

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Fulfillment

Fulfillment Turnaround Time

▪	within 5 business days	90%	***

Customer Satisfaction —
First Quarter Results

Claim Service	Included in larger SHIP sample	***

Note: Penalties will be calculated based on 50-64 Member Contributions, and shall be as defined and agreed in Exhibit 3.2.5 as revised effective March 31, 2003.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT 6.2.6(e)

50-64 PLAN
PRO FORMA EXPENSE SUMMARY

Percent of Premium
Marketing Expenses		***
Royalty		***
United Base Risk and Profit		***
Claim Administration	***
Enrollments, Underwriting and Other Administration	***
Subtotal		***
Premium Tax		***
Tax Timing including DAC tax		***
United Charge for Claims Risk		***
50-64 SF Claims Risk Provision			***
50-64 SF Marketing Risk Provision		***
Contingencies		***
Investment Income		***
Total Expense Ratio		***
Target Benefit Ratio		***

All items are shown on a present value basis as a level percent of premiums over ten years. Percentages for premium tax, tax timing and investment income may vary based on actual expenses.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT 6.12.4

RISK-SHARING OF BENEFIT LOSSES AND GAINS:

ILLUSTRATIONS

Risk/Gain sharing is based on actual benefit costs that are higher (+) or lower (-) than expected benefit costs. The risk/gain sharing corridor is *** first year, *** second year and *** in the third year. By capping the 50-64 Subfund risk to a fixed percentage of expected benefit costs each year, the risk of catastrophic claims is shifted to United, especially during the pilot phase when revenue is expected to be relatively low and random shock claims could adversely impact the program. Illustrations of risk sharing of benefit losses and sharing of benefit gains are shown below:

A. Risk Sharing of Benefit Losses

•	50-64 SF share of losses capped at corridor limits

•	United’s share of losses is the remainder (catastrophic risk)

Example A1 – Benefits *** Higher Than Expected

	Year 1		Year 2		Year 3
A. Expected Benefits	*	**	*	**	*	**
B. Actual Benefits	*	**	*	**	*	**
C. Total Loss = B-A	*	**	*	**	*	**
D. 50-64 SF Share of Loss	*	**	*	**	*	**
E. United Share of Loss	*	**	*	**	*	**

Example A2 – Benefits *** Higher than Expected

	Year 1		Year 2		Year 3
A. Expected Benefits	*	**	*	**	*	**
B. Actual Benefits	*	**	*	**	*	**
C. Total Loss = B-A	*	**	*	**	*	**
D. 50-64 SF Share of Loss	*	**	*	**	*	**
E. United Share of Loss	*	**	*	**	*	**

***	Represents text deleted pursuant to a confidentially treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

B.	Sharing of Benefit Gains

•	50-64 SF share of gains capped at corridor limits

•	United’s share of benefit gains is the excess outside of the corridor

Example B1 – Benefits *** Lower Than Expected

	Year 1	Year 2	Year 3
A. Expected Benefits	***	***	***
B. Actual Benefits	***	***	***
C. Total Gain = B-A	***	***	***
D. 50-64 SF Share of Gain	***	***	***
E. United Share = C-D	***	***	***

Example B2 – Benefits *** Lower Than Expected

	Year 1	Year 2	Year 3
A. Expected Benefits	***	***	***
B. Actual Benefits	***	***	***
C. Total Gain = B-A	***	***	***
D. 50-64 SF Share of Gain	***	***	***
E. United Share = C-D	***	***	***

***	Represents text deleted pursuant to a confidentialy treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.